$$/BREAK/SECTION=TXQ/ELEMENT=1
/NOPRE/NOPOST/NOFOLIO/$$END

                 LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
                   Supplement to ProspectusES Dated May 1, 2004
                    (Replacing supplement dated July 6, 2004)

     1. The following disclosure is added under the heading "Principal Investment Strategies":

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

     2. The following disclosure is added under the heading "Principal Investment Risks":

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Statement of Additional Information.

     3. The section "Portfolio Managers and Investment Sub-Advisor" is revised as follows

Liberty Asset Allocation Fund, Variable Series.

Harvey B. Hirschhorn, an executive vice president of Columbia Management Advisors, Inc. (Columbia Management), is the lead portfolio manager of the Fund. Mr. Hirschhorn has been associated with the advisor and its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks         Alexander S. Macmillan and Paul J. Berlinguet
Large cap value stocks          Brian J. Cunningham, Gregory M. Miller and
                                Richard Dahlberg
Mid cap growth stocks           Kenneth A. Korngiebel and Trent E. Nevills
Mid cap value stocks            Daniel K. Cantor
Small cap growth stocks         Paul J. Berlinguet
Small cap value stocks          Stephen D. Barbaro
Real estate investment trusts   David W. Jellison
Foreign stocks                  NIMNAI
Investment grade bonds          Mark E. Newlin and Todd J. Mick
Non-investment grade bonds      Jeffrey L. Rippey

Alexander S. Macmillan, a senior vice president of Columbia Management and co-head of the advisor's Large Cap Growth team, has co-managed the portion of the Fund allocated to the large cap growth stocks category since

$$/BREAK/$$END

April 2003. He has been with Columbia Management and its predecessors since
1989.

Paul J. Berlinguet, Senior Vice President of Columbia Management, head of the advisor's Small Cap Growth team and co-head of the Large Cap Growth team, has co-managed the portion of the Fund allocated to the large cap growth stocks category since October 2003 and the portion of the Fund allocated to the small cap growth stocks category since November 2003. Prior to joining Columbia Management in October 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large cap growth portfolio manager at Baring Asset Management. During his 12-year career at Baring Asset Management, he also managed a small cap aggressive growth unit trust and was lead Portfolio Manager for four years.

Brian Cunningham, Vice President of Columbia Management, is the co-manager for the portion of the Fund allocated to the large cap value stocks category and has co-managed the portion of the Fund allocated to the large cap value stocks category since October 2003. Mr. Cunningham has been with Columbia Management and its predecessor since 1987.

Gregory M. Miller, Senior Vice President of Columbia Management, is the co-manager for the portion of the Fund allocated to the large cap value stocks category and has co-managed the portion of the Fund allocated to the large cap value stocks category since April 2003. Mr. Miller has been with Columbia Management and its predecessor since 1985.

Richard Dahlberg, a senior portfolio manager and head of Columbia Management's Large Cap Value team, is a co-manager for the portion of the Fund allocated to the large cap value stocks category and has co-managed the portion of the Fund allocated to the large cap value stocks category since October 2003. Prior to joining Columbia management in September 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002 and with Pioneer Investment Management, Inc. from September 1998 to November 2001.

Kenneth A. Korngiebel, a senior vice president of Columbia Management, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Management or its predecessors since 1996.

Trent E. Nevills, a vice president of Columbia Management, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Fund since June, 2004. Mr. Nevills has been associated with Columbia Management or its predecessors since 2003. Prior to joining Columbia Management in 2003, Mr. Nevills was a portfolio manager and principal partner at QED Capital Management from 2000 to 2003. Prior to joining QED Capital Management in 2000, Mr. Nevills was a portfolio manager and assistant vice president at Federated Investors from 1999 to 2000, and an equity analyst from 1997 to 1999.

Daniel K. Cantor, Senior Vice President of Columbia Management, manages the portion of the Fund's assets allocated to the mid cap value stocks category. Mr. Cantor has been associated with Columbia Management and its predecessors since 1985.

Stephen D. Barbaro, Vice President of Columbia Management, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been associated with Columbia Management and its predecessors since 1976.

David W. Jellison, Vice President of Columbia Management, manages the portion of the Fund's assets allocated to the REITs category. He has been associated with Columbia Management and its predecessors since 1992.

Mark E. Newlin, senior vice president of Columbia Management, is the co-manager for the portion of the Fund allocated to the investment grade bonds category and has co-managed that portion of the Fund since May, 2004. Mr. Newlin has been associated with Columbia Management since August, 2003. Prior to joining Columbia Management in August, 2003, Mr. Newlin was director of fixed income at Harris Investment Management from March, 1994 to March, 2003.

$$/BREAK/$$END

Todd J. Mick, vice president of Columbia Management; is the co-manager the portion of the Fund allocated to the investment grade bonds category and has co-managed that portion of the Fund since May, 2004. Mr. Mick has been associated with Columbia Management since 2000. Prior to joining Columbia Management, Mr. Mick was an investment officer with The Northern Trust Company from 1993 to 2000.

Jeffrey L. Rippey, Senior Vice President of Columbia Management, manages the portions of the Fund's assets allocated to the non-investment grade bonds category. Mr. Rippey has been associated with Columbia Management and its predecessors since 1987.

Nordea Investment Management North America, Inc. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that the Fund's advisor shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2004, NIMNAI managed over $75 million in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.

                                                              September 10, 2004

$$/BREAK/SECTION=TXR/ELEMENT=1
/NOPRE/NOPOST/NOFOLIO/$$END

                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
                   Supplement to Prospectuses Dated May 1, 2004
                    (Replacing supplement dated July 6, 2004)

     1. The following disclosure is added to the section "Other Investment Strategies and Risks":

DERIVATIVE STRATEGIES

(Federal Securities Fund) The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts and inverse floaters, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

                                                              September 10, 2004

$$/BREAK/SECTION=TXS/ELEMENT=1
/NOPRE/NOPOST/NOFOLIO/$$END

                 LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
     Supplement to Statements of Additional Information Dated May 1, 2004

     1. The following disclosure is added to the section "Appendix A- Investment Techniques and Securities":

Swap Agreements (Swaps, Caps, Collars and Floors)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

                                                              September 10, 2004